Financial Risk Management	12 Months Ended
Dec. 31, 2018
Financial Risk Management
Financial Risk Management

15. Financial Risk Management

        The Partnership's activities expose it to a variety of financial risks, including market risk, liquidity risk and credit risk. The Partnership's overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Partnership's financial performance. The Partnership makes use of derivative financial instruments such as interest rate swaps and forward foreign exchange contracts to mitigate certain risk exposures.

Market risk

        Interest Rate Risk:    The Partnership is subject to market risks relating to changes in interest rates because it has floating rate debt outstanding. Significant increases in interest rates could adversely affect the Partnership's results of operations and its ability to service its debt. The Partnership uses interest rate swaps to reduce its exposure to market risk from changes in interest rates. The principal objective of these contracts is to minimize economic risks and costs associated with its floating rate debt and not for speculative or trading purposes. As of December 31, 2018, the Partnership had economically hedged 43.9% of its floating interest rate exposure on its outstanding borrowings (excluding the New Sponsor Credit Facility) by swapping the variable rate for a fixed rate (December 31, 2017: 34.1%).

        The aggregate principal amount of the Partnership's outstanding floating rate debt which was not economically hedged as of December 31, 2018 was $701,719 (December 31, 2017: $908,569). As an indication of the extent of the Partnership's sensitivity to interest rate changes, an increase or decrease in LIBOR of 10 basis points would have decreased or increased, respectively, the profit during the year ended December 31, 2018 by $789, based upon its debt level during the period (December 31, 2017: $1,037 and December 31, 2016: $1,174).

        Interest Rate Sensitivity Analysis:    The fair value of the interest rate swaps as of December 31, 2018 was estimated as a net asset of $5,513 (December 31, 2017: net asset of $6,346). For the three years ended December 31, 2018, the interest rate swaps were not designated as cash flow hedging instruments (Note 17).

        The interest rate swap agreements described below are subject to market risk as they are recorded at fair value in the statement of financial position at year end. The fair value of interest rate swap liabilities increases when interest rates decrease and decreases when interest rates increase. As of December 31, 2018, if interest rates had increased or decreased by 10 basis points with all other variables held constant, the positive/(negative) impact, respectively, on the fair value of the interest rate swaps would have amounted to approximately $2,021 (December 31, 2017: $1,774 and December 31, 2016: $1,766) affecting loss/(gain) on swaps in the respective periods.

        Currency Risk:    Currency risk is the risk that the value of financial instruments and/or the cost of commercial transactions will fluctuate due to changes in foreign exchange rates. Currency risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the Partnership's functional currency. The Partnership is exposed to foreign exchange risk arising from various currency exposures primarily with respect to technical maintenance and crew costs denominated in euros. Specifically, for the year ended December 31, 2018, approximately $51,494 of the operating and administrative expenses were denominated in euros (December 31, 2017: $39,608 and December 31, 2016: $35,522). As of December 31, 2018, approximately $10,445 of the Partnership's outstanding trade payables and accruals were denominated in euros (December 31, 2017: $4,929).

        The Partnership uses forward foreign exchange contracts to reduce its exposure to movements in exchange rates. As an indication of the extent of the Partnership's sensitivity to changes in exchange rate, a 10% increase in the average euro/dollar exchange rate would have decreased its profit and cash flows during the year ended December 31, 2018 by $5,149, based upon its expenses during the year (December 31, 2017: $3,961 and December 31, 2016: $3,552).

Liquidity risk

        Liquidity risk is the risk that arises when the maturity of assets and liabilities does not match. An unmatched position potentially enhances profitability but can also increase the risk of losses.

        The Partnership manages its liquidity risk by having secured credit lines, by receiving capital contributions to fund its commitments and by maintaining cash and cash equivalents.

        The following tables detail the Partnership's expected cash flows for its financial liabilities. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Partnership can be required to pay. The table includes both interest and principal cash flows. Variable future interest payments were determined based on an average LIBOR plus the margins applicable to the Partnership's loans at the end of each year presented.

	Weighted-average effective interest rate	Less than 1 month	1 - 3 months	3 - 12 months	1 - 5 years	5+ years	Total
December 31, 2018
Trade accounts payable		7,410	32	48		—	7,490
Due to related parties		—	2,022	—	—	—	2,022
Other payables and accruals*		9,308	17,741	4,914	—	—	31,963
Other non-current liabilities*		—	—	—	264	—	264
Variable interest loans	4.76%	14,558	22,087	442,224	670,072	266,960	1,415,901
Fixed interest loans**		—	75	466	1,014	—	1,555

Total		31,276	41,957	447,652	671,350	266,960	1,459,195

December 31, 2017
Trade accounts payable		4,982	78	65	—	—	5,125
Due to related parties		—	9,892	—	—	—	9,892
Other payables and accruals*		9,561	9,673	2,421	—	—	21,655
Other non-current liabilities		—	—	—	250	—	250
Variable interest loans	3.71%	44,729	21,152	100,420	1,096,246	308,678	1,571,225
Fixed interest loans**		—	1,102	3,309	59,326	—	63,737

Total		59,272	41,897	106,215	1,155,822	308,678	1,671,884

*	Non-financial liabilities are excluded.
**

A commitment fee is charged at 2.4% on the available amount of the Old Sponsor Credit Facility and 0.9% on the available amounts of the revolving credit facility of GAS-seven Ltd. and GAS-eight Ltd., respectively.

        The amounts included above for variable interest rate instruments are subject to change if changes in variable interest rates differ from those estimates of interest rates determined at the end of the reporting period.

        The following tables detail the Partnership's expected cash flows for its derivative financial instruments. The table has been drawn up based on the undiscounted contractual net cash inflows and outflows on derivative instruments that are settled on a net basis. When the amount payable or receivable is not fixed, the amount disclosed has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the end of the reporting period. The undiscounted contractual cash flows are based on the contractual maturities of the interest rate swaps and forward foreign exchange contracts.

	Less than 1 month	1 - 3 months	3 - 12 months	1 - 5 years	5+ years	Total
December 31, 2018
Interest rate swaps	773	120	3,194	2,551	(104)	6,534
Forward foreign exchange contracts	103	197	256	—	—	556

Total	876	317	3,450	2,551	(104)	7,090

December 31, 2017
Interest rate swaps	(292)	—	(1)	7,341	—	7,048

Total	(292)	—	(1)	7,341	—	7,048

        The Partnership expects to be able to meet its current obligations resulting from financing and operating its vessels using the liquidity existing at year-end and the cash generated by operating activities. The Partnership expects to be able to meet its long-term obligations resulting from financing its vessels through cash generated from operations.

Credit risk

        Credit risk is the risk that a counterparty will fail to discharge its obligations and cause a financial loss. The Partnership is exposed to credit risk in the event of non-performance by any of its counterparties. To limit this risk, the Partnership currently deals exclusively with financial institutions and customers with high credit ratings.

	As of December 31,
	2017	2018
Cash and cash equivalents	149,455	129,125
Short-term investments	—	10,000
Trade and other receivables	3,765	13,484
Derivative financial instruments, current and non-current portion	6,615	9,731

        For the years ended December 31, 2016, December 31, 2017 and December 31, 2018, 100%, 100% and 92%, respectively, of the Partnership's revenue was earned from subsidiaries of Royal Dutch Shell plc ("Shell") and accounts receivable were not collateralized; however, management believes that the credit risk is partially offset by the creditworthiness of the Partnership's principal counterparty and the fact that the hire is being collected in advance. The Partnership did not experience any credit losses on its accounts receivable portfolio during the three years ended December 31, 2018. The carrying amount of financial assets recorded in the consolidated financial statements represents the Partnership's maximum exposure to credit risk. Management monitors exposure to credit risk and believes that there is no substantial credit risk arising from the Partnership's counterparty.

        The credit risk on liquid funds and derivative financial instruments is limited because the direct and indirect counterparties are banks with high credit ratings assigned by international credit rating agencies.